SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 17, 2003

                     Synthetic Fixed-Income Securities, Inc.
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             (Exact name of registrant as specified in its charter)


 Delaware                            001-31818            52-2316339
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(State or other jurisdiction of     (Commission File     (IRS Employer
 incorporation or organization)      Number)              Identification Number)

301 South College St., Charlotte, North Carolina                      28288-0630
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(Address of principal executive offices)                              (Zip Code)
Registrant's telephone number including area code (704) 383-7727
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Item 1.   Changes in Control of Registrant.

          Not Applicable.

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable.

Item 3.   Bankruptcy or Receivership.

          Not Applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable.

Item 5.   Other Events.

          Not Applicable.

Item 6.   Resignations of Registrant's Directors.

          Not Applicable.

Item 7.   Financial Statements and Exhibits.

          (a) Not Applicable.

          (b) Not Applicable.

          (c) Exhibits:

              99.1  Trustee's  Report  with  respect to the  November  17, 2003
              Distribution   Date  for  the   STRATSSM   Trust  for   BellSouth
              Telecommunications Securities, Series 2003-1.

Item 8.   Change in Fiscal Year.

          Not Applicable.



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Item 9.   Regulation FD Disclosure.

          The issuer of the underlying securities of the STRATSSM Bellsouth Telecommunications Certificates, Series 2003-1, or guarantor thereof, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Synthetic Fixed-Income Securities, Inc. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Synthetic Fixed-Income Securities, Inc. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.



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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         Synthetic Fixed-Income Securities, Inc.


                                         By: /s/ Teresa Hee
                                            ------------------------------------
                                            Name:  Teresa Hee
                                            Title: Vice President




November 25, 2003




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EXHIBIT INDEX


Exhibit                                                                     Page
-------                                                                     ----

 99.1     Trustee's Report with respect to the November 17, 2003
          Distribution Date for the STRATSSM Trust for BellSouth             6
          Telecommunications Securities, Series 2003-1.




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                                  Exhibit 99.1

To the Holders of:
STRATSSM BellSouth Telecommunications Certificates, Series 2003-1
6% due November 15, 2045
*CUSIP: 784787 202 (the "Certificates")

U.S. Bank Trust National Association, as Trustee for the STRATSSM BellSouth Telecommunications Certificates, Series 2003-1, hereby gives notice with respect to the Distribution Date of November 17, 2003 (the "Distribution Date") as follows:

1. The amount of the distribution payable to the Holders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $25 Certificate, is as set forth below:

     Principal                Interest              Total Distribution
     ---------                --------              ------------------
     $ 0.000000               $ .2041667            $ .2041667

2. The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

3. No fees have been paid to the Trustee or any other party from the proceeds of the Underlying Securities.

4. $35,295,000 aggregate face amount of Underlying Securities are held for the above trust.

5. At the close of business on the Distribution Date, 1,376,505 Certificates representing $34,412,625 aggregate certificate principal balance ($25 per Certificate) were outstanding.

6. The current rating of the Underlying Securities is not provided in this report. Ratings can be obtained from Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody's Investors Service, Inc. by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee


*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.


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